UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 30, 2026
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
3.750% Senior Notes due 2034	AVY34	Nasdaq Stock Market
4.000% Senior Notes due 2035	AVY35	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Avery Dennison Corporation (the “Company”) held its Annual Meeting of Stockholders in a virtual-only format on April 30, 2026.

(b) At the Annual Meeting, a total of 71,592,791 shares of the Company’s common stock, representing 93.1% of the 76,917,031 shares outstanding and eligible to vote as of the March 2, 2026 record date for the meeting established by the Company’s Board of Directors (the “Board”) were represented in person or by proxy, constituting a quorum. The Company’s stockholders (i) elected Bradley Alford, Mitchell Butier, Ward Dickson, David Flitman, Andres Lopez, Maria Fernanda Mejia, Francesca Reverberi, Patrick Siewert, Deon Stander and William Wagner to the Board for a one-year term; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) ratified the appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2026; and (iv) did not approve a stockholder proposal for an independent Board Chairman.

The final results of the voting for the ten director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 12, 2026 (the “2026 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	62,534,964	4,384,404	800,273	3,873,150
Mitchell Butier	65,781,795	1,900,412	37,434	3,873,150
Ward Dickson	66,890,850	796,243	32,548	3,873,150
David Flitman	67,106,988	576,869	35,784	3,873,150
Andres Lopez	66,984,480	704,513	30,648	3,873,150
Maria Fernanda Mejia	67,441,232	248,541	29,868	3,873,150
Francesca Reverberi	67,389,253	298,652	31,736	3,873,150
Patrick Siewert	63,149,747	3,767,455	802,439	3,873,150
Deon Stander	66,795,858	861,334	62,449	3,873,150
William Wagner	58,397,905	9,247,209	74,527	3,873,150

The final results of the voting for proposals 2, 3 and 4 described in the 2026 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	64,573,620	3,056,685	89,336	3,873,150
Ratification of appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2026	67,165,746	4,393,443	33,602	—
Vote on a stockholder proposal for an independent Board Chairman, if properly presented during the meeting	26,486,735	40,928,828	304,078	3,873,150

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: May 1, 2026	By:	/s/ Ignacio J. Walker
Name: Ignacio J. Walker
Title: Senior Vice President and Chief Legal Officer